AN AMENDMENT TO THE MAY 3, 1996 AGREEMENT
                            BETWEEN
                   THE CITY OF ATLANTIC CITY
                              AND
                  MIRAGE RESORTS, INCORPORATED
                   FOR THE DEVELOPMENT OF THE
                 HURON NORTH REDEVELOPMENT AREA


                      1.  INITIAL RECITALS

      THIS AMENDMENT (this "Amendment") known as "AN AMENDMENT TO

THE  MAY 3, 1996 AGREEMENT BETWEEN THE CITY OF ATLANTIC CITY  AND

MIRAGE  RESORTS, INCORPORATED FOR THE DEVELOPMENT  OF  THE  HURON

NORTH  REDEVELOPMENT  AREA"   IS  MADE  THIS 8th  DAY  OF

January,  1998 by and between the City  of  Atlantic  City

(the "City") and MAC, CORP. (the "Redeveloper"), in consideration of  the  provisions set forth hereinafter and the mutual promises contained therein.



           WHEREAS, pursuant to Ordinance No. 14 of 1996  adopted

by  the  City  Council of the City of Atlantic  City  (the  "City

Council"), the City entered into a certain agreement known as "An

Agreement  Between the City of Atlantic City and Mirage  Resorts,

Incorporated for the Development of the Huron North Redevelopment

Area"  (the "Agreement"), which Agreement was executed on May  3,

1996; and



      WHEREAS, the Redeveloper is the successor by assignment, in accordance  with Section 5.6 of the Agreement, to the  rights  of

Mirage Resorts, Incorporated in and to the Agreement; and

                         EXHIBIT 10(nnn)
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      WHEREAS, Section 10.5.3 of the Agreement provides that  any amendment  to  the Agreement must be in writing and  specifically recite that it is being entered into by and between the City  and the  Redeveloper with the specific intention to modify the  terms of the Agreement; and



      WHEREAS,  pursuant to Section 2(4) of Ordinance No.  14  of

1996,  the  City has designated property known and designated  as

Lot  30 in Block 200 on the Tax Map of the City of Atlantic  City

as  shown on Exhibit A attached hereto an made a part hereof (the

"Vornado Site") as the Relocation Parcel;  and



     WHEREAS, the acquisition by the City of the Vornado Site for the City Facilities is for a valid public use; and



      WHEREAS, pursuant to Resolution No. 627 of 1996,  the  City has  obtained a preliminary appraisal of the Vornado  Site  which provides  that  the  fair market value of  the  Vornado  Site  is

approximately   Three  Million  One  Hundred   Thousand   Dollars

($3,100,000.00); and



      WHEREAS,  the  Redeveloper is desirous of having  the  City convey  the Project Parcels to the Redeveloper in advance of  the

Relocation; and

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

      WHEREAS,  it would be in the best interest of the  City  to accelerate the conveyance of the Project Parcels;  and



     WHEREAS, in the event of a conveyance of the Project Parcels to  the  Redeveloper in advance of the Relocation,  the  City  is desirous  of  obtaining a limited nonexclusive license  from  the

Redeveloper to occupy the lands and improvements located  on  Lot

18  in Block RP 3;  Lot 1 in Block RP 14 and Lot 1 in Block RP 15

on  the Tax Map of the City as more fully described in Exhibit  B attached  hereto  and  made a part hereof (the  "City  Facilities

Lots") in order to operate the City Facilities, subject to and in accordance  with the License Agreement (as hereinafter  defined);

and



      WHEREAS, the public interest of the City will be served  by obtaining such limited nonexclusive license from the Redeveloper;

and



      WHEREAS, in Bryant vs. City of Atlantic City, filed  in  or about  May,  1996  in  the  Superior Court  of  New  Jersey,  Law

Division,  Atlantic County (the "Court") under Docket No.  ATL-L-

1535-96 ("Bryant"), the Court entered a judgment (the "Judgment")

which  (1) dismissed with prejudice each and every count  of  the amended  complaint  filed by the plaintiffs  in  Bryant  and  (2)

modified two (2) Sections of the Agreement; and

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      WHEREAS, in light of the foregoing recitals, the  City  and the  Redeveloper are desirous of entering into this Amendment  to amend various Sections of the Agreement; and



      WHEREAS, the City and the Redeveloper acknowledge that  the mutual promises contained in this Amendment are good and valuable consideration for the binding execution of this Amendment;



      IT  IS  ON THE DATE STATED ABOVE AGREED BY AND BETWEEN  THE

CITY AND THE REDEVELOPER AS FOLLOWS:

                 2.  INCORPORATION OF RECITALS

2.0   Incorporation  of  Recitals.  The  recitals  set  forth  in

Section  1 of this Amendment are hereby incorporated by reference and are considered part of this Amendment.

                        3.  DEFINITIONS

3.0  Governing Definitions.  The defined words, phrases and terms in the Agreement shall have their same respective meaning in this

Amendment unless the context clearly indicates otherwise.

                    4.  ENVIRONMENTAL ISSUES

4.0   Remediation Costs Contingency.  Pursuant to  the  Judgment,

Section  4.3  of the Agreement is hereby amended to provide  that the Redeveloper shall have an implied duty of good faith and fair dealing  with respect to its determination whether the  costs  of remediation (referred to in the last sentence of Section  4.3  of the Agreement) are unreasonable.

"4.1   Hold  Harmless Provision.     Section 4.5 of the Agreement

is  hereby  amended to provide that the City's hold harmless  and

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indemnification  obligations set forth  in  Section  4.5  of  the

Agreement  shall  remain  in  place  with  respect  to  the  City

Facilities Lots (notwithstanding the passage of title thereto) so long as either the License Agreement is in effect or the City has failed  to vacate the City Facilities Lots.  Notwithstanding  the foregoing, in the event an appellate court in the Bryant case, or any  other court with competent jurisdiction, voids the Agreement or  this  Amendment or otherwise requires a reconveyance  of  the

Project Parcels from the Redeveloper to the City  or if the  City exercises  its  right pursuant to the terms of the  Agreement  to

have   the   Project  Parcels  revert  to  the  City   (each,   a

"Reconveyance"), then in such event (1) the City shall  indemnify

and   hold   the  Redeveloper  harmless  from  all  environmental

obligations  which  result from environmental conditions  at  the

Project Parcels except to the extent attributable to the acts  of the  Redeveloper, (2) the Redeveloper's obligation  to  indemnify and  hold  harmless  the City set forth in  Section  4.5  of  the

Agreement shall terminate and (3) the Redeveloper shall  reassign the rights under the  insurance policies (assigned by the City to the  Redeveloper pursuant to Section 4.5 of the Agreement) to the

City  except that such reassignment shall not include any  claims made  by the Redeveloper with respect to such insurance policies.

The terms of this Section 4.5 shall survive the Closing.

                 5. DEVELOPMENT OF THE PROJECT

5.0   Closing  Date.   Section 5.1.2 of the Agreement  is  hereby

deleted  and  of  no  force and effect  and   in  its  place  the

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Redeveloper  and the City (the "Parties" or "Parties")  agree  to substitute the following provision:

"5.1.2   Closing Date.  Notwithstanding anything to the  contrary

in  the  Agreement  or  this Amendment, the  Project  Parcels  as identified in Section 5.1.1 shall be conveyed by the City to  the

Redeveloper  on the date which is one (1) business day  following the  date  City  Ordinance  No.  75  of  1997  (the  "Ordinance")

approving this Amendment becomes effective pursuant to the  terms of  Section 6 of the Ordinance (the "Closing Date").  The Closing

Date  may  be  extended with the consent  of  the  Parties.   The

Redeveloper shall not be required to proceed with the Project  or the Closing if it is unable to obtain ALTA title insurance in  an amount  equal  to  the  full  cost of the  Project,  without  any exceptions, exclusions or conditions which are not acceptable  to the Redeveloper."

5.1   Authorization to Convey.  Section 5.1.2.1 of the  Agreement

is hereby deleted and of no force and effect and in its place the

Parties agree to substitute the following provision:

"5.1.2.1   Authorization  to Convey.  The  City  agrees  that  in

adopting  and  executing this Amendment, it  will  simultaneously adopt  an  ordinance authorizing and directing the Mayor  of  the

City of Atlantic City, or some other duly designated official  of the  City,  to  execute  and deliver to the  Redeveloper  on  the

Closing Date (i) a deed conveying the Project Parcels in the form attached hereto as Exhibit C and made a part hereof and (ii)  any and  all other documents and instruments in accordance with terms

of   the   Agreement   and  this  Amendment  including,   without

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

limitation,  (1)  an assignment of the City's  right,  title  and interest  in  and to the City's lease on portions of the  Project

Parcels  with R.C. Maxwell Company (the "Maxwell Lease") and  (2)

an  assignment of the City's right, title and interest in and  to the  City's lease on a portion of the Project Parcels with Marina

Associates ("Harrah's") (the "Harrah's Lease") provided that:

     (A)   The Redeveloper shall pay the City all rent  (the

     "Harrah's  Rent") actually received by the  Redeveloper

     from  Harrah's pursuant to paragraphs 2 and  4  of  the

     Harrah's Lease until such time as the Harrah's Lease is

     terminated, provided that in the event that the average

     assessed value of the Project Parcels for the year 1998

     exceeds  Ten  Dollars ($10.00) per  square  foot  (such

     excess  property taxes resulting from an assessment  in

     excess  of  Ten  Dollars ($10.00) per square  foot  are

     hereinafter  referred to as the "Excess  Taxes"),  then

     the  Redeveloper shall, commencing at the time the City

     establishes the 1998 assessment of the Project Parcels,

     have   the  right  to  withhold  and  retain   as   the

     Redeveloper's own monies a portion of the Harrah's Rent

     equal to the amount of the Excess Taxes.

     (B)  The City shall retain and have the sole obligation

     to Harrah's to pay Harrah's the unamortized cost of the

     Infrastructure and Site Improvements, if any,  pursuant

     to the terms and conditions of paragraphs 19, 20 and 22

     of  the Harrah's Lease and the City shall indemnify and

     hold the Redeveloper harmless from such obligations;

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

     (C)   The  City  shall assess the land covered  by  the

     Harrah's  Lease for taxes and shall bill  Harrah's  for

     such taxes pursuant to the terms of paragraph 22 of the

     Harrah's  Lease  and  the  Redeveloper  shall  have  no

     obligation in connection therewith during the  term  of

     the Harrah's Lease; and

     (D)   The Redeveloper represents in good faith that  it

     does  not  currently expect to terminate  the  Harrah's

     Lease prior to December 31, 1998.  Notwithstanding  the

     foregoing,  the Redeveloper may terminate the  Harrah's

     Lease  pursuant to its terms at any time provided  that

     (1)  the  Redeveloper determines in good faith  in  its

     sole  discretion that the termination of  the  Harrah's

     Lease is necessary or beneficial to the Redeveloper for

     the  purpose of the development of the Project  or  the

     Site  or  (2)  the Redeveloper otherwise determines  in

     good  faith  in  its sole discretion to  terminate  the

     Harrah's Lease.

The  City  shall not terminate either the Maxwell  Lease  or  the

Harrah's  Lease  prior to the Closing without the  prior  written consent  of the Redeveloper.  All rent and other charges paid  to the  City  under the Maxwell Lease shall be prorated  as  of  the

Closing  Date and credited against any monies to be paid  to  the

City  at  the Closing in accordance with the terms and conditions of Section 6 herein."

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

  5.2  Limited Nonexclusive License to Occupy the City Facilities

Lots.   Section 5 of the Agreement is hereby amended to  add  the

following provision:

"5.2.1.2   Limited  Nonexclusive  License  to  Occupy  the   City

Facilities  Lots.   The Redeveloper grants  the  City  a  limited

nonexclusive, nonassignable license (the "License") to occupy the

City  Facilities  Lots  subject to easements,  restrictions,  and agreements  of  record,  the Maxwell  Lease  and  the  terms  and conditions  set  forth  in that certain  license  agreement  (the

"License  Agreement") attached hereto as Exhibit "D" and  made  a part hereof."

5.3.   Reconveyance  of  the Project Parcels.   Pursuant  to  the

Judgment,  in  the  event that the Redeveloper desires  to  sell,

lease or otherwise transfer the Project Parcels or the Project or

any  part  thereof   prior to completion of construction  of  the

Project,  the Redeveloper shall first obtain the written  consent of  the  City;  and in the event the Redeveloper so requests  the written consent of the City, the City shall act reasonably  under

the   circumstances  and  shall  not  unreasonably  withhold  its consent.

             6.  RELOCATION OF THE CITY FACILITIES

6.0  Relocation of the City's Facilities.    Sections 6.1 through

6.6,  inclusive, of the Agreement are hereby deleted  and  of  no force  and  effect  and  in  their place  the  Parties  agree  to substitute the following provisions:

"6.1   Relocation.  The City and the Redeveloper acknowledge that in  order  to  proceed  with the development  of  the  Site,  the

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

Redeveloper  may  utilize  the City Facilities  Lots.   The  City

agrees  that  it  will  be  responsible  to  relocate  the   City

Facilities  to another location within the City ("Relocation"  or

"the  Relocation").  Accordingly the Parties agree that upon  the signing  of  this Amendment, the City will promptly  acquire  the

Vornado  Site  exercising  its  powers  of  eminent  domain,   if

necessary,  and  will  promptly improve  and  relocate  the  City

Facilities to the Vornado Site, with the understanding  that  all costs  in  connection therewith shall be paid  for  by  the  City

incurring  indebtedness  and  issuing  bonds  as  authorized   by

Ordinance  No. 76  of 1997 (the "Bond  Ordinance")  and  if

necessary, such other funding sources in accordance with the law.

6.2  Assistance from City.  [Intentionally Omitted]

6.3  Configuration.  [Intentionally Omitted]

6.4   Redeveloper's  Rights Prior to Relocation.   [Intentionally

Omitted]

6.5  Cost of Relocation.  [Intentionally Omitted]

6.6  Other Limitation.  [Intentionally Omitted]"

                   7.   REDEVELOPER'S PAYMENTS

7.0  Redeveloper's Payments.  The Agreement is hereby amended  to add the following provisions:

     "11.0     Redeveloper's Payments.

     (i)   The  City acknowledges that on December 3,  1997,

     the  Redeveloper has escrowed the sum of Seven  Hundred

     Fifty  Thousand Dollars ($750,000) (the "Escrow  Fund")

     with   PNC  Bank.   The Escrow Fund shall  be  for  the

     purpose  of  providing  the  City  with  the  necessary

     downpayment  for the Bond Ordinance in accordance  with

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

     the  Local  Bond  Law.  In the event that  the  Closing

     occurs  on the Closing Date, the Escrow Fund  shall  be

     immediately  paid to the City.  In the event  that  the

     Closing does not occur on the Closing Date, the  Escrow

     Fund shall be immediately paid to the Redeveloper;

     (ii)   In  the  event that the Closing  occurs  on  the

     Closing  Date,  the Redeveloper shall, on  the  Closing

     Date,  pay the City the additional sum of Three Million

     Seven Hundred Fifty Thousand Dollars ($3,750,000);

     (iii)  In the event that (A) the Closing occurs on  the

     Closing  Date  and  (B)  the  City  vacates  the   City

     Facilities  Lot on or before June 1, 1999 in accordance

     with  the  terms of the License, the Redeveloper  shall

     pay  the City the additional sum of Three Million Seven

     Hundred Fifty Thousand Dollars ($3,750,000) on each  of

     the  following  dates:  December 1, 1999,  December  1,

     2000 and December 1, 2001;

     (iv)  The Redeveloper's obligation to pay the City  the

     amounts  set forth in this Section are subject  to  all

     conditions  and provisions set forth in  the  Agreement

     and this Amendment;

     (v)  The City and the Redeveloper acknowledge and agree

     that  the Planning Escrow Account (the "Planning Escrow

     Account")  established by the Redeveloper  pursuant  to

     the  requirements  of  the  RFQ  contains  One  Million

     Dollars  ($1,000,000)  plus  interest,  which  Planning

     Escrow  Account is on deposit at PNC Bank,  in  account

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

     number  81-0288-5758.   The City  and  the  Redeveloper

     acknowledge and agree that Seven Hundred Fifty Thousand

     Dollars  ($750,000) of the Planning Escrow Account  has

     been  set aside as and shall constitute the Escrow Fund

     to  be  withdrawn from the Planning Escrow Account  and

     paid  pursuant  to the terms of Section 6.7(i)  herein.

     The  City  and the Redeveloper agree that the  Planning

     Escrow   Account,  less  the  Escrow  Fund,  shall   be

     withdrawn  in its entirety and paid to the  Redeveloper

     on  the  Closing  Date.  The City and  the  Redeveloper

     agree  to  take all necessary actions and  execute  and

     deliver  all  necessary instruments  and  documents  in

     order  to accomplish the terms and conditions  of  this

     Section; and

     (vi) In the event of a Reconveyance (1) the Redeveloper

     shall  not be required to make any further payments  to

     the  City pursuant to the terms of this Section and (2)

     any monies theretofore paid to the City pursuant to the

     terms of this Section (the "Relocation Payments")  plus

     interest   thereon  at  the  New  Jersey  Court   Rule-

     established  judgment interest rate  (as  same  may  be

     changed from time to time) commencing from the date  of

     each respective payment of the Relocation Payments (the

     "Relocation Payments Plus Interest") shall be  paid  by

     the  City to the Redeveloper at the time of, and in the

     event,  the  City,  at  a  later  date,  transfers,  by

     conveyance,  lease or otherwise, all or any portion  of

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     the   Project  Parcels  to  another  person  or  entity

     (following the reversion or the reconveyance  of  title

     to  all  or  a  portion of the Project Parcels  to  the

     City).  The Relocation Payments Plus Interest shall  be

     secured by a first purchase money mortgage which  shall

     be   executed  and  delivered  by  the  City   to   the

     Redeveloper   on   the  date  of  such   reversion   or

     reconveyance  of  title to all  or  a  portion  of  the

     Project  Parcels to the City.  The City  shall  require

     that  the transferee of an interest in and to all or  a

     portion of the Project Parcels shall pay monies to  the

     City  as  consideration for such transfer in an  amount

     not  less  than the Relocation Payments Plus  Interest.

     Accordingly, no certification of funds pursuant to  the

     Local  Budget Law is necessary in connection  with  the

     City's  obligation,  if  any,  to  pay  the  Relocation

     Payments Plus Interest to the Redeveloper as the monies

     constituting  the  Relocation  Payments  Plus  Interest

     shall   be  paid  to  the  City  by  person(s)   and/or

     entity(ies) other than the City."

                        8.  MISCELLANEOUS

8.0   Ratification  of  All Other Terms  and  Conditions  of  the

Agreement.  Except to the extent inconsistent with the terms  and conditions  of this Amendment, all remaining terms and conditions of the Agreement are hereby ratified and confirmed and are agreed to be in full force and effect.

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     IN WITNESS WHEREOF, the parties have executed this Amendment effective as of the date appearing on the first page hereof.


ATTEST:                              THE CITY OF ATLANTIC CITY

ROSEMARY ADAMS                           JAMES WHELAN
____________________                 By:________________________
Assist. City Clerk
                                     Title  Mayor

                                     Approved as to form:
                                         DANIEL A. COREY
                                     _______________________________
                                     DANIEL A. COREY, City Solicitor



ATTEST:                              MAC, CORP.

SUSAN M. WALKER                           BRUCE A. LEVIN
____________________                 By:_______________________

                                     Title  VP/Asst. Secretary

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